UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Preliminary Proxy Statement
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Definitive Proxy Statement
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Soliciting Material under §240.14a-12

Apple Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! APPLE INC. 2022 Annual Meeting Deadline to vote prior to the Annual Meeting is March 3, 2022 8:59 P.M. PT You invested in APPLE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 4, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by making a request prior to February 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@ proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually during the Point your camera here and Meeting* vote without entering a March 4, 2022 9:00 a.m. Pacific Time control number Virtually at: www.virtualshareholdermeeting.com/AAPL2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT APPLE INC. This is an overview of the proposals being presented at the 2022 Annual Meeting upcoming shareholder meeting. Please follow the instructions on Deadline to vote prior to the Annual Meeting is March 3, 2022 the reverse side to vote on these important matters. 8:59 P.M. PT Voting Items Board Recommends 1. The election to Apple’s Board of Directors of the nine nominees named in the Proxy Statement Nominees: 1a. James Bell For 1b. Tim Cook For 1c. Al Gore For 1d. Alex Gorsky For 1e. Andrea Jung For 1f. Art Levinson For 1g. Monica Lozano For 1h. Ron Sugar For 1i. Sue Wagner For 2. Ratification of the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for fiscal 2022 For 3. Advisory vote to approve executive compensation For 4. Approval of the Apple Inc. 2022 Employee Stock Plan For 5. A shareholder proposal entitled “Reincorporate with Deeper Purpose” Against 6. A shareholder proposal entitled “Transparency Reports” Against 7. A shareholder proposal entitled “Report on Forced Labor” Against 8. A shareholder proposal entitled “Pay Equity” Against 9. A shareholder proposal entitled “Civil Rights Audit” Against 10. A shareholder proposal entitled “Report on Concealment Clauses” Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.